EXHIBIT 32.0

                           SECTION 1350 CERTIFICATIONS

      In connection with the Quarterly Report of DutchFork Bancshares, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                           /s/ J. Thomas Johnson
                                           -------------------------------------
                                           J. Thomas Johnson
                                           President and Chief Executive Officer


                                           /s/ Steve P. Sligh
                                           -------------------------------------
                                           Steve P. Sligh
                                           Executive Vice President and
                                           Chief Financial Officer

Date: February 13, 2004